Exhibit 99.1

Exhibit 99.1(a)
CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350.
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Smith & Wesson Holding Corporation (the “Company”) on Form 10-Q/A for the period ended April 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”). I, Mitchell Saltz, Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchanges Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mitchell A. Saltz

Mitchell A. Saltz
Chief Executive Officer

Exhibit 99.1(b)
CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350.
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Smith & Wesson Holding Corporation (the “Company”) on Form 10-Q/A for the period ended April 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”). I, Damian Larson, Chief Financial Officer, certify to my knowledge, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchanges Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Damian A. Larson
Damian A. Larson Chief Financial Officer